UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

DERMTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11099 N. Torrey Pines Road, Suite 100

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the DermTech, Inc. 2020 Equity Incentive Plan and DermTech, Inc. 2020 Employee Stock Purchase Plan

At the 2020 Annual Meeting of Stockholders of DermTech, Inc. held on May 26, 2020 at 1:30 p.m. Pacific time via live webcast, or the Annual Meeting, the stockholders of DermTech, Inc., or the Company, per the recommendation of the Board of Directors of the Company, or the Board, approved the DermTech, Inc. 2020 Equity Incentive Plan, or the 2020 EIP, and the DermTech, Inc. 2020 Employee Stock Purchase Plan, or the 2020 ESPP.

A summary of the 2020 EIP was included in the Company’s definitive proxy statement, or the Proxy Statement, filed with the Securities and Exchange Commission on April 29, 2020 under the section entitled “Proposal 2: Approval of the DermTech, Inc. 2020 Equity Incentive Plan” and is incorporated herein by reference. This summary is qualified in its entirety by reference to the 2020 EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8‑K, or this Current Report.

A summary of the 2020 ESPP was included in the Proxy Statement under the section entitled “Proposal 3: Approval of the DermTech, Inc. 2020 Employee Stock Purchase Plan” and is incorporated herein by reference. This summary is qualified in its entirety by reference to the 2020 ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report.

Approval of Forms of Award Agreement

On May 26, 2020, the Compensation Committee of the Board, or the Compensation Committee, approved (i) a form of restricted stock unit agreement and three forms of restricted stock unit award grant notice, or each an RSU Grant Notice, to be used for grants of restricted stock units representing the contingent right to receive Company common stock, or RSUs, under the 2020 EIP, and (ii) a form of stock option agreement and three forms of stock option grant notice, or each an Option Grant Notice, to be used for grants of options to purchase Company common stock, or Options, under the 2020 EIP. The Compensation Committee approved the three RSU Grant Notices for awarding RSUs to executives, non-employee directors and Participants (as defined in the 2020 EIP) who are not executives or non-employee directors, respectively. The Compensation Committee approved the three Option Grant Notices for awarding Options to executives, non-employee directors and Participants (as defined in the 2020 EIP) who are not executives or non-employee directors, respectively.

The executive forms of RSU Grant Notice and Option Grant Notice provide that the RSUs or Options, as applicable, will vest in full if the executive is terminated other than for cause, death or disability, or if the executive resigns for good reason, in either case during a period beginning three months prior to and ending 18 months following a change in control of the Company. The non-employee director forms of RSU Grant Notice and Option Grant Notice provide that the RSUs or Options, as applicable, will vest in full in the event of a change in control of the Company if the award recipient is a director of the Company at the time of the change in control. The forms of RSU Grant Notice and Option Grant Notice for Participants (as defined in the 2020 EIP) who are not executives or non-employee directors do not provide for the acceleration of vesting.

The foregoing descriptions of the forms of award agreement and grant notice do not purport to be complete and are qualified in their entirety by reference to the forms of award agreement and grant notice, copies of which are filed as Exhibits 10.3 and 10.4 to this Current Report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2020, the Company plans to file a Certificate of Amendment, or the Amendment, to the Company’s Amended and Restated Certificate of Incorporation, as amended, or the Certificate of Incorporation, with the Secretary of State of the State of Delaware in order to amend Article Twelfth of the Certificate of Incorporation to add that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

A summary of the Amendment was included in the Proxy Statement under the section entitled “Proposal 5: Amendment to Our Certificate of Incorporation” and is incorporated herein by reference. This summary and the foregoing description of the Amendment are qualified in their entirety by reference to the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report.

Item 5.07.Submission of Matters to a Vote of Security Holders.

Of the Company’s 14,899,701 shares of common stock issued and outstanding and eligible to vote as of the record date of March 30, 2020, a quorum of 12,280,902 shares, or approximately 82% of the eligible shares, was in attendance or represented by proxy. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

Proposal 1

The stockholders elected the following nominee as a Class III director of the Company, to serve until the Company’s 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The voting results for the nominee were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Scott Pancoast	10,345,662	202,455	1,732,785

Gene Salkind’s term as a director expired at the Annual Meeting and the Board did not nominate a candidate to fill the vacancy in this election cycle. Accordingly, the Board seat formerly held by Dr. Salkind will remain vacant until filled by the Board in accordance with the Company’s Certificate of Incorporation and bylaws.

Proposal 2

The stockholders approved the DermTech, Inc. 2020 Equity Incentive Plan. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,733,572	793,654	20,891	1,732,785

Proposal 3

The stockholders approved the DermTech, Inc. 2020 Employee Stock Purchase Plan. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,507,662	16,556	23,899	1,732,785

Proposal 4

The stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock underlying Series B‑1 Convertible Preferred Stock and Series B‑2 Convertible Preferred Stock issued by the Company pursuant to the terms of the Securities Purchase Agreement dated February 28, 2020 between the Company and the purchasers identified therein, or the Purchase Agreement, in an amount equal to or in excess of 20% of the Company’s common stock then outstanding. Stockholder approval of the proposal is referred to herein as the Conversion Approval. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,066,943	11,031	1,470,143	1,732,785

Proposal 5

Stockholders approved the Amendment to add an exclusive federal forum clause to the Company’s Certificate of Incorporation. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,902,172	645,045	900	1,732,785

Proposal 6

Stockholders ratified the selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2020. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,279,902	1,000	0	—

To the extent required by Item 5.07 of Form 8‑K, the disclosures in Items 5.02 and 5.03 of this Current Report are hereby incorporated by reference.

Item 8.01.Other Events.

As previously disclosed in the Company’s Current Report on Form 8‑K filed with the Securities and Exchange Commission on March 2, 2020 and in the Proxy Statement under the section heading beginning “Proposal 4,” which disclosures are incorporated herein by reference, the Purchase Agreement and the Certificates of Designation of Preferences, Rights and Limitations of the Company’s Series B‑1 Convertible Preferred Stock and Series B‑2 Convertible Preferred Stock, as applicable, provide that on the first trading day following the Conversion Approval (i) the 3,198.9419 outstanding shares of Series B‑1 Convertible Preferred Stock of the Company will be automatically converted into an aggregate of 3,198,949 shares of common stock and (ii) the 523.8094 outstanding shares of Series B‑2 Convertible Preferred Stock of the Company will become eligible, subject to a beneficial ownership limitation, to convert into an aggregate of 523,814 shares of common stock. Accordingly, on May 27, 2020, the 3,198.9419 outstanding shares of Series B‑1 Convertible Preferred Stock of the Company will be automatically converted into an aggregate of 3,198,949 shares of common stock and the 523.8094 outstanding shares of Series B‑2 Convertible Preferred Stock of the Company will be eligible to convert into an aggregate of 523,814 shares of common stock.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

3.1	Form of Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation of DermTech, Inc.

10.1	DermTech, Inc. 2020 Equity Incentive Plan

10.2	DermTech, Inc. 2020 Employee Stock Purchase Plan

10.3	Form of Stock Option Agreement and Forms of Stock Option Grant Notice under the DermTech, Inc. 2020 Equity Incentive Plan

10.4	Form of Restricted Stock Unit Agreement and Forms of Restricted Stock Unit Award Grant Notice under the DermTech, Inc. 2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: May 27, 2020	By:	/s/ Kevin Sun
Name: Kevin Sun
Title: Chief Financial Officer